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                                                                    Exhibit 99.2

                                MONROE BANK AND TRUST   LOAN NUMBER C--03-02-
N-VIRO INTERNATIONAL CORP.      102 1. FRONT ST.        DATE 02/26/2003
3450 W. CENTRAL AVE. STE 328    MONROE, MI 40161--2162  MATURITY DATE 03/05/2007
TOLEDO, OH 43606                                        LOAN AMOUNT$ 295,003.00


BORROWERS NAME AND ADDRESS                     LENDER'S NAME AND ADDRESS

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO HUNDRED NINETY FIVE THOUSAND THREE AND 00/100 Dollars $ 295,003.00

X Single Advance: I will receive all of this principal sum on 02/26/2003. No additional advances are contemplated under this note.

- Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On _________________ ________ I will receive the amount of $ _____________________________ and future principal advances are contemplated. Conditions: The conditions for future advances are
  ____________________________________________________________________________
  Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time, This feature is subject to all other conditions and expires on ______________________________________________

  Closed End Credit: You and I agree that I may borrow up to the maximum only one time (arid subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 02/26/2003 at the rate of 7.500% per year until 03/05/2007
         Variable Rate: This rate may then change as stated below.
                Index Rate: The future rate will be the following Index rate:
                No Index: The future rate will not be subject to any Internal or external index. it will be entirely in your control. Frequency and Timing: The rate on this note may change as often as a change in the Interest rate will take effect
       Limitations: During the term of this loan, the applicable annual interest rate will not be more than % or less than %. The rate may riot change more than ___ % each Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
       The amount of each scheduled payment will change. The amount of the final payment will change.

ACCRUAL METHOD: Interest will be calculated on a 365/360 basis.
POST MATURITY RATE: I agree to pay Interest on the unpaid balance of this note owing after maturity, and until paid In full, as stated below:
       X on the same fixed or variable rate basis In effect before maturity (as Indicated above). at a rate equal to X LATE CHARGE: if a payment Is made more than l5 days after it is due, I agree to pay a late charge of 5.00%s but not less than $15.00

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       X ADDITIONAL  CHARGES:  In addition to Interest, I agree to pay the following  charges  which are included In the principal amount above:
       Loan Origination Fee $2,950.00

PAYMENTS:     I agree to pay this note as follows:
   Interest: I agree to pay accrued interest___________________

   Principal: I agree to pay the principal_________________

X    Installments: I agree to pay this note in 48 payments. The first payment will be In the amount of $7,151.64 and will be due 04/05/2003. A payment of $7,157.64 will be due monthly thereafter. The final payment of the entire unpaid balance of principal and Interest will be due 03/05/2007

ADDITIONAL TERMS:
SEE ATTACHED SCHEDULE A FOR COLLATERAL DESCRIPTION

ASSUMPTION POLICY: We will not permit an assumption unless required by law. X SECURITY: This note Is separately Secured by (describe separate document by type and date):
Commercial Real Estate Mortgage, Guaranty & All Assets
PURPOSE: The purpose of this loan is Refinance Existing debt
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

Signature for Lender                                   /s/ James K. McHugh
                                                       -------------------
/s/ Thomas K. Paul                                     James K. McHugh,
------------------                                     Secretary/Treasurer


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Continuation Sheet for Loan
Use this continuation sheet if you need more space to complete the loan
 Applicant(s): N -Viro International Corporation
Loan Number: ************
Application Number:********

Schedule A Collateral Description for

N-Viro International Corporation
3450 W. Central Ave. Ste. 328
Toledo, OH 43606

This loan is secured by a Guaranty dated 2/26/03 from Sheila M. Nicholson Trust, supported by A Commercial Real Estate Mortgage dated 2/26/03 on property located In the Township of LaSalle, Monroe County and cka:12158 N. Lakeshore Dr.

A Commercial Security Agreement dated 2/26/03 covering All Assets.

A Business Loan Agreement dated 2/26/03.


Borrower Initials: /s/ JKM       Date:2/26/03   Co-Borrower Initials:      Date:



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MONROE BANK AND TRUST                                   LOAN NUMBER *******
N-VIRO INTERNATIONAL CORP.      102 1. FRONT ST.        DATE 02/26/2003
3450 W. CENTRAL AVE. STE 328    MONROE, MI 40161--2162  MATURITY DATE 02/05/2004
TOLEDO, OH 43606                                        LOAN AMOUNT$ 550,000.00

BORROWERS NAME AND ADDRESS                     LENDER'S NAME AND ADDRESS


For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Five HUNDRED FIFTY THOU8AND AND 00/100 Dollars $ 550,000.00
      Single Advance: I will receive all of this principal sum on _____________. No additional advances are contemplated under this note.
X     Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On I will receive the amount of $ ____________________________ and future principal advances are contemplated.
      Conditions: The Conditions for future advances are Discretionary upon request

      X   Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 02/05/2004 Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and Subject to all other conditions.
INTEREST: I agree to pay interest on the outstanding principal balance from 02/26/2003 at the rate of 5.750 % per year until 02/27/2003

X Variable Rate: This rate may then change as stated below.
       X   Index Rate: The future rate will be 1.500 above the following index rate: Comerica Bank of Detroit Prime Rate

         No index: The future rate will not be subject to any internal or external index. it will be entirely in your control.
       X Frequency and Timing: The rate on this note may change as often as daily
            A Change In the interest rate will take effect immediately
       X    Limitations During the term of this loan, the applicable annual interest rate will not be more than _______________________ or less than
       0.000 %. The rate may not change more than _________________________ %
       each

       Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
       X   The amount of each scheduled payment will change.

           The amount of the final payment will change.

ACCRUAL METHOD: interest will be Calculated on a 365/360 basis.
POST MATURITY RATE: I agree to pay Interest on the unpaid balance of this note owing after maturity, and until paid in full, as Stated below:
       X on the same fixed or variable rate basis in effect before maturity (as indicated above). at a rate equal to
X LATE CHARGE: If a payment Is made more than 15 days after it is due, I agree to pay a late charge of 5. 00%'~ but not less than $15.00
X ADDITIONAL CHARGES: in addition to interest, I agree to pay the following charges which mare
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    are not Included in the principal amount above: Loan Origination
Fee: $5,500.00
PAYMENTS:     I agree to pay this note as follows:
X  Interest: I agree to pay accrued interest monthly commencing 4/5/2003

X Principal: I agree to pay the principle at maturity 2/5/2004

          Installments: I agree to pay this note in ________________ payments. The first payment will be in the amount of $__________ and will be due ___________ . A payment of $ _________________
          will be due thereafter. The final payment of the entire unpaid balance of principal and interest will be due_________

ADDITIONAL TERMS:
See Attached Schedule A for Collateral Description

ASSUPTION POLICY:  We will not permit an assumption unless required by law.
X SECURITY: This note is separately secured by (describe separate document by type and date):
Commercial Real Estate Mortgage, Guaranty & All Assets

PURPOSE: The purpose of this loan Is Working Capital

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

                                                        /s/ James K. McHugh,
                                                   -----------------------------
Signature of Lender                                     James K. McHugh
/s/ Thomas K. Paul                                      Secretary/Treasurer
--------------------

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Continuation Sheet for Loan
Use this continuation sheet if you need more space to complete the loan
 Applicant(s): N -Viro International Corporation
Loan Number: ************
Application Number:********

Schedule A Collateral Description for

N-Viro International Corporation
3450 W. Central Ave. Ste. 328
Toledo, OH 43606

This loan is secured by a Guaranty dated 2/26/03 from Sheila M. Nicholson
Trust, supported by A Commercial Real Estate Mortgage dated 2/26/03 on property located In the Township of LaSalle, Monroe County and cka:12158 N. Lakeshore Or.

A Commercial Security Agreement dated 2/26/03 covering All Assets.

A Business Loan Agreement dated 2/26/03.


                                                     Borrower Initials: /s/ JKM
                                                     Date:2/26/03
Co-Borrower Initials:                                Date: